UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):	February 15, 2012

Ralcorp Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-12619 (Commission File Number)	43-1766315 (IRS Employer Identification Number)
800 Market Street
St. Louis, Missouri 63101

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code	(314) 877-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On February 15, 2012, Ralcorp Holdings, Inc. (the “Company”) granted 3,000 stock appreciation rights (“Director SARs”) to each of its non-employee directors other than the Chairman of the Board who received 10,000 Director SARs.  In addition, the Company granted an additional 10,000 Director SARs to Messrs. Beracha and Moore in connection with their appointment to the Company’s board of directors.  The Director SARs, which were granted under the Company’s Amended and Restated 2007 Incentive Stock Plan (the “Plan”), become exercisable on February 15, 2015 and have an exercise price of $74.65 per share.  The Director SARs accelerate and become exercisable upon the occurrence of certain events, including voluntary termination or retirement by the director at or after age 72 or following expiration of the director’s term without re‐election for any reason.  The foregoing description of the Director SARs is qualified in its entirety by reference to the form of stock appreciation rights agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

    On February 15, 2012, the Company granted stock appreciation rights (“SARs”) to each of its corporate officers, including the corporate officers named in the Company’s proxy statement for the 2012 annual meeting of shareholders (the “2012 Proxy Statement”).  The SARs, which were granted under the Plan, become exercisable in equal amounts on February 15, 2015, 2016 and 2017 and have an exercise price of $74.65 per share.  The SARs accelerate and become exercisable upon the occurrence of certain events, including the voluntary termination by the corporate officer of his employment with the Company after the age of 62, or 64 in the case of Messrs. Hunt and Wilkinson.  The foregoing description of the SARs is qualified in its entirety by reference to the forms of stock appreciation rights agreements, copies of which are attached hereto as Exhibits 10.3 and 10.4 and incorporated herein by reference.

    The following table sets forth the SARs granted by the Company to its principal executive officer, principal financial officer and each of the other corporate officers named in the 2012 Proxy Statement.  Messrs. Granneman and Skarie retired from the Company effective December 31, 2011 and, therefore, they have not been included in the table below.

Name	SARs (#)
K.J. Hunt	85,000
W.N. George	30,000
C.G. Huber, Jr.	30,000
S. Monette R.W. Wilkinson	30,000 30,000

    On February 15, 2012, the Company also granted restricted stock units (“RSUs”) to each of its corporate officers, including the corporate officers named in the 2012 Proxy Statement.  With respect to all corporate officers other than Messrs. Hunt and Wilkinson, the RSUs, which were granted under the Plan, vest on February 15, 2017, subject to the officer’s continued employment through that date.  With respect to Messrs. Hunt and Wilkinson, the RSUs require the officer to remain employed until age 64.  Assuming Messrs. Hunt and Wilkinson remain employed through age 64, the award will vest proportionately over the five-year period ending February 15, 2017.  The RSUs contain non-competition and non-solicitation/non-hire restrictions that apply during the term of the agreement and for a one-year period thereafter.  The foregoing description of the RSUs is qualified in its entirety by reference to the forms of restricted stock unit agreements, copies of which are attached hereto as Exhibits 10.5 and 10.6 and incorporated herein by reference.

    The following table sets forth the RSUs granted by the Company to its principal executive officer, principal financial officer and each of the other corporate officers named in the 2012 Proxy Statement.  Messrs. Granneman and Skarie retired from the Company effective December 31, 2011 and, therefore, they have not been included in the table below.

Name	RSUs (#)
K.J. Hunt	50,000
W.N. George	15,000
C.G. Huber, Jr. S. Monette	15,000 15,000
R.W. Wilkinson	15,000

    On February 15, 2012, the Company also awarded certain cash-based long-term incentive compensation awards (“LTI Awards”) to each of its corporate officers, including the corporate officers named in the 2012 Proxy Statement.  The LTI Awards vest upon the attainment of a 20% compound annual growth rate of adjusted diluted earnings per share over the three year period ending December 31, 2014.  The LTI Awards contain non-competition and non-solicitation/non-hire restrictions that apply during the term of the agreement and for a one-year period thereafter.  The foregoing description of the LTI Awards is qualified in its entirety by reference to the form of long-term incentive compensation award agreement, a copy of which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

    The following table sets forth the potential payout amounts under the LTI Awards granted by the Company to its principal executive officer, principal financial officer and each of the other corporate officers named in the 2012 Proxy Statement.  Messrs. Granneman and Skarie retired from the Company effective December 31, 2011 and, therefore, they have not been included in the table below.

	Threshold	Target	Maximum
K.J. Hunt	$1,250,000	$2,500,000	$3,750,000
W.N. George	500,000	1,000,000	1,500,000
C.G. Huber, Jr. S. Monette	500,000 500,000	1,000,000 1,000,000	1,500,000 1,500,000
R.W. Wilkinson	500,000	1,000,000	1,500,000

    In a separate Form 8-K filed on February 9, 2012, the Company’s principal financial officer was inadvertently omitted.  The following information for the Company’s principal financial officer represents the information omitted from Item 5.02 under “Adjustment of Ralcorp Equity Awards”:

    S. Monette, Corporate Vice President and Chief Financial Officer; Non-Full Value Awards Prior to Distribution - 38,124 Non-Qualified Stock Options ($27.71); and 127,500 Stock Appreciation Rights ($54.95); Full Value Awards prior to distribution was 32,500 with a value the Company’s shares distributable following distribution of $2,462,525 and a value of Post Holdings, Inc. shares distributable following distribution of $602,969.

    Under “Adjustment of Ralcorp Deferred Compensation Plan Accounts”, Mr. Monette had 2,381 Ralcorp share equivalents prior to distribution with a value of $180,408 following distribution and a value of $32,072 of Post Holdings, Inc. share equivalents following distribution.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

    The Company held its annual meeting of shareholders (the “Annual Meeting”) at the Company’s headquarters on Wednesday, February 15, 2012.  At the Annual Meeting, of the 55,212,767 shares outstanding and entitled to vote, 49,809,122 shares were represented, constituting a 90% quorum.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Item No. 1:	Re-election of directors

    Messrs. Banks and Skarie retired from the board of directors of the Company upon completion of the separation of the Post cereals business on February 3, 2012.  As such, Messrs. Banks and Skarie did not stand for re-election at the Annual Meeting.  Mr. Baum was re-elected to serve a three-year term ending at the Company's 2015 Annual Meeting of Shareholders, by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Votes
J.E. Baum	25,176,656	22,750,451	-	1,882,015
Item No. 2:	Election of new directors

    The two nominees for director were elected to serve until the annual meeting of shareholders to be held in 2015 or until their respective successors are elected and qualified, by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Votes
B.H. Beracha	47,446,142	480,965	-	1,882,015
P.J. Moore	47,327,776	599,331	-	1,882,015
Item No. 3:	Election of new directors

    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2012 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain
49,294,400	470,718	44,004
Item No. 4:	Advisory vote on executive compensation

    The advisory vote regarding compensation awarded to the corporate officers as described in the proxy statement distributed in connection with the Annual Meeting was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain
43,180,785	4,127,755	618,567
Item No. 5:	Advisory vote on frequency of say-on-pay votes

    The table below summarizes the results of the advisory vote regarding the frequency of the advisory vote on compensation awarded to the corporate officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
39,938,230	155,991	7,192,910	639,975	1,882,015

    Based upon these results, the Company has determined to hold an annual advisory vote on executive compensation.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1
Amended and Restated Ralcorp Holdings, Inc. 2007 Incentive Stock Plan Effective October 1, 2008 (incorporate by reference to Exhibit 10.52 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2008)

10.2	Form of stock appreciation rights agreement for non-employee directors

10.3	Form of stock appreciation rights agreement for Messrs. Hunt and Wilkinson

10.4	Form of stock appreciation rights agreement for corporate officers other than Messrs. Hunt and Wilkinson

10.5	Form of restricted stock unit agreement for Messrs. Hunt and Wilkinson

10.6	Form of restricted stock unit agreement for corporate officers other than Messrs. Hunt and Wilkinson

10.7	Form of long-term incentive compensation award agreement

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2012	Ralcorp Holdings, Inc.
(Registrant)

By: /s/ S. Monette S. Monette Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amended and Restated Ralcorp Holdings, Inc. 2007 Incentive Stock Plan Effective October 1, 2008 (incorporate by reference to Exhibit 10.52 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2008)

10.2	Form of stock appreciation rights agreement for non-employee directors

10.3	Form of stock appreciation rights agreement for Messrs. Hunt and Wilkinson

10.4	Form of stock appreciation rights agreement for corporate officers other than Messrs. Hunt and Wilkinson

10.5	Form of restricted stock unit agreement for Messrs. Hunt and Wilkinson

10.6	Form of restricted stock unit agreement for corporate officers other than Messrs. Hunt and Wilkinson

10.7	Form of long-term incentive compensation award agreement